EVERY STOCKHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
Please detach at perforation before mailing.
PROXY CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2018
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of ClearBridge American Energy MLP Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018, at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.
VOTE VIA THE INTERNET: [URL]
VOTE VIA THE TELEPHONE: [phone number]
Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Signature
Signature (if held jointly)
Date
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
VOTE ON THE INTERNET
Log on to: [URL]
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE BY PHONE
Call [phone number]
Follow the recorded instructions
available 24 hours
VOTE IN PERSON
Attend Stockholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York
on November 7, 2018

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Stockholders to Be Held on November 7, 2018.
The Notice of Meeting, Proxy Statement and Proxy Card are available at: [URL]
Please detach at perforation before mailing.
If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.
The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
FOR AGAINST ABSTAIN
To approve the merger of the Fund with and into ClearBridge Energy MLP Opportunity Fund Inc. in accordance with the Maryland General Corporation Law.
Any other business that may properly come before the Meeting.
CHANGE OF ADDRESS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
Please detach at perforation before mailing.
PROXY CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2018
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018 at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.
VOTE VIA THE INTERNET: [URL]
VOTE VIA THE TELEPHONE: [phone number]
Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Signature
Signature (if held jointly)
Date
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
VOTE ON THE INTERNET
Log on to: [URL]
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE BY PHONE
Call [phone number]
Follow the recorded instructions
available 24 hours
VOTE IN PERSON
Attend Stockholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York
on November 7, 2018

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Stockholders to Be Held on November 7, 2018.
The Notice of Meeting, Proxy Statement and Proxy Card are available at: [URL]
Please detach at perforation before mailing.
If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.
The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
FOR AGAINST ABSTAIN
To approve the merger of ClearBridge American Energy MLP Fund Inc. with and into the Fund in accordance with the Maryland General Corporation Law.
Any other business that may properly come before the Meeting.
CHANGE OF ADDRESS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to: [URL]
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE
Call [phone number]
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE IN PERSON
Attend Stockholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York
on November 7, 2018
Please detach at perforation before mailing.
PROXY CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2018
PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Signature
Signature (if held jointly)
Date
substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Mandatory Redeemable Preferred Stock of ClearBridge American Energy MLP Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018, at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.
VOTE VIA THE INTERNET: [URL]
VOTE VIA THE TELEPHONE: [phone number]
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Stockholders to Be Held on November 7, 2018.
The Notice of Meeting, Proxy Statement and Proxy Card are available at: [URL]
Please detach at perforation before mailing.
If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.
The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
FOR                AGAINST    ABSTAIN
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]To approve the merger of the Fund with and into ClearBridge Energy MLP Opportunity Fund Inc. in accordance with the Maryland General Corporation Law.
Any other business that may properly come before the Meeting.
CHANGE OF ADDRESS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to: [URL]
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE
Call [phone number]
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE IN PERSON
Attend Stockholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York
on November 7, 2018
Please detach at perforation before mailing.
PROXY    CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. PROXY
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2018
PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Mandatory Redeemable Preferred Stock of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018 at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.
VOTE VIA THE INTERNET:    [URL]
VOTE VIA THE TELEPHONE: [phone number]
Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Signature
Signature (if held jointly)
Date
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Stockholders to Be Held on November 7, 2018.
The Notice of Meeting, Proxy Statement and Proxy Card are available at: [URL]
Please detach at perforation before mailing.
If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.
The Board of Directors unanimously recommends a vote “FOR” for Proposal 1.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
FOR                AGAINST    ABSTAIN
To approve the merger of ClearBridge American Energy MLP Fund Inc. with and into the Fund in accordance with the Maryland General Corporation Law.
Any other business that may properly come before the Meeting.
CHANGE OF ADDRESS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.